UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

COASTAL BANCSHARES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51155 (Commission File Number)	20-1191778 (IRS Employer Identification No.)

9821 Katy Freeway, Suite 500 Houston, Texas (Address of principal executive offices)		77024 (Zip Code)
Registrant’s telephone number, including area code:		(713) 827-2104

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In a press release issued on August 11, 2006, Coastal Bancshares Acquisition Corp. announced that the Company filed Amendment No. 2 to the Proxy Statement regarding the proposed merger of Coastal Merger Corp., a wholly owned subsidiary of the Company with Intercontinental Bank Shares Corporation. A copy of the press release is attached hereto as Exhibit 99.1. In addition, Coastal Bancshares Acquisition Corp. has prepared an investor presentation which will be utilized in presentations to investors in September and October of 2006. The investor presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 11, 2006

99.2	Investor Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANCSHARES ACQUISITION CORP.

Date: August 11, 2006	By:	/s/ Cary M. Grossman
	Name:	Cary M. Grossman
	Title:	Chief Executive Officer